UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported): May 10, 2013

FLOTEK INDUSTRIES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10603 W. Sam Houston Parkway N. #300 Houston, TX		77064
(Address of principal executive offices)		(Zip Code)
(713) 849-9911
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 2 on Form 8-K/A (the “Form 8-K/A”) to the Current Report on Form 8-K of Flotek Industries, Inc., which was originally filed with the Securities and Exchange Commission on May 13, 2013 (the “Form 8-K”), is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which were excluded from the Form 8-K pursuant to Items 9.01(a) and 9.01(b).
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited consolidated financial statements of Florida Chemical Company, Inc. and Subsidiaries as of and for the years ended December 31, 2012 and 2011 are included in this Form 8-K/A as Exhibit 99.1.
The unaudited consolidated financial statements of Florida Chemical Company, Inc. and Subsidiaries as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012 are included in this Form 8-K/A as Exhibit 99.2.
(b) Pro forma financial information.
The unaudited pro forma condensed financial information as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 are included in this Form 8-K/A as Exhibit 99.3.
(d) Exhibits.

Exhibit
Number	Description

23.1	Consent of Independent Auditor, McGladrey LLP.

99.1	Audited Consolidated Financial Statements of Florida Chemical Company, Inc. and Subsidiaries.

99.2	Unaudited Consolidated Financial Statements of Florida Chemical Company, Inc. and Subsidiaries.

99.3	Unaudited Pro Forma Condensed Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: July 26, 2013	By:	/s/ H. Richard Walton
H. Richard Walton
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Independent Auditor, McGladrey LLP.

99.1	Audited Consolidated Financial Statements of Florida Chemical Company, Inc. and Subsidiaries.

99.2	Unaudited Consolidated Financial Statements of Florida Chemical Company, Inc. and Subsidiaries.

99.3	Unaudited Pro Forma Condensed Financial Information.